                                                                    EXHIBIT 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
----                         SECTION 305(b)(2)


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                             94-1347393
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national                        Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                  57104
(Address of principal executive offices)                   (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                             RENAL CARE GROUP, INC.(1)
               (Exact name of obligor as specified in its charter)

DELAWARE                                                   62-1622383
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

2525 WEST END AVENUE, SUITE 600
NASHVILLE, TENNESSEE                                       37203
(Address of principal executive offices)                   (Zip code)

                          -----------------------------
                    9.00% SENIOR SUBORDINATED NOTES DUE 2011
                       (Title of the indenture securities)

================================================================================

(1) See Table 1 - List of additional obligors, each of whose address of principal executive offices is 2525 West End Avenue, Suite 600, Nashville, Tennessee 37203.

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                                     Table 1

The following subsidiaries of Renal Care Group, Inc. are guarantors of the exchange notes and are co-obligors:






                                                               STATE OF           I.R.S. EMPLOYER
 EXACT NAME OF ADDITIONAL OBLIGORS AS                       INCORPORATION OR      IDENTIFICATION
       SPECIFIED IN ITS CHARTER                              ORGANIZATION             NUMBER
----------------------------------------------------- ------------------------- ----------------------
NNA of Oklahoma, Inc.                                 Nevada                         62-1842289
NNA of Georgia, Inc.                                  Delaware                       62-1765493
NNA of Alabama, Inc.                                  Alabama                        63-1223468
NNA Management Company of Kentucky, Inc.              Kentucky                       30-0005692
National Nephrology Associates Management Company     Texas                          74-2928108
of Texas, Inc.
NNA of Nevada, Inc.                                   Nevada                         88-0435032
National Nephrology Associates Credit Corporation     Tennessee                      62-1838600
NNA of Toledo, Inc.                                   Ohio                           34-1938916
NNA of Rhode Island, Inc.                             Rhode Island                   05-0513853
NNA Properties of New Jersey, Inc.                    New Jersey                     68-0510777
NNA Management Company of Louisiana, Inc.             Louisiana                      62-1848873
Renex Corp.                                           Florida                        65-0422087
Renex Management Services, Inc.                       Florida                        65-0837198
Dialysis Services of Atlanta, Inc.                    Georgia                        65-0830360
Renex Dialysis Clinic of Penn Hills, Inc.             Pennsylvania                   25-1852225
Renex Dialysis Clinic of Shaler, Inc.                 Pennsylvania                   25-1849434
Renex Dialysis Clinic of Doylestown, Inc.             Pennsylvania                   62-1851530
Renex Dialysis Clinic of Amesbury, Inc.               Massachusetts                  04-3257975
Renex Dialysis Clinic of North Andover, Inc.          Massachusetts                  04-3333073
Renex Dialysis Clinic of South Georgia, Inc.          Georgia                        58-2383123
Renex Dialysis Clinic of Creve Couer, Inc.            Missouri                       43-1690517
Renex Dialysis Clinic of St. Louis, Inc.              Missouri                       43-1856441
Renex Dialysis Clinic of Bridgeton, Inc.              Missouri                       43-1717348
Renex Dialysis Clinic of Union, Inc.                  Missouri                       43-1808427
Renex Dialysis Homecare of Greater St. Louis, Inc.    Missouri                       43-1690516
Renex Dialysis Clinic of Maplewood, Inc.              Missouri                       43-1804718
Renex Dialysis Clinic of University City, Inc.        Missouri                       43-1655681
Renex Dialysis Facilities, Inc.                       Mississippi                    64-0798295
Renex Dialysis Clinic of Bloomfield, Inc.             New Jersey                     22-3572775
Renex Dialysis Clinic of Orange, Inc.                 New Jersey                     22-3461798
Renex Dialysis Clinic of Philadelphia, Inc.           Pennsylvania                   23-2812511
Renex Dialysis Clinic of Pittsburgh, Inc.             Pennsylvania                   25-1732278
Renex Dialysis Clinic of Woodbury, Inc.               New Jersey                     22-3461795
Renex Dialysis Clinic of Tampa, Inc.                  Florida                        59-3244925
Dialysis Associates Medical Supply, LLC               Tennessee                      62-1735243
NNA-Saint Barnabas, L.L.C.                            New Jersey                     14-1851729
NNA Saint Barnabas -- Livingston, L.L.C.              New Jersey                     74-3070647
NNA of Oklahoma, L.L.C.                               Oklahoma                       73-1574780

NNA of Louisiana, LLC                                 Louisiana                      62-1848891
Doylestown Acute Renal Services, L.L.C.               Pennsylvania                   25-1863010
NNA of Newark, L.L.C.                                 New Jersey                     22-3757537
National Nephrology Associates of Texas, L.P.         Texas                          74-2928010
NNA Properties of Kentucky, Inc.                      Kentucky                       68-0510773
NNA Properties of Tennessee, Inc.                     Tennessee                      62-1869541
NNA Transportation Services Corporation               Tennessee                      62-1820401
Renal Care Group East, Inc.                           Pennsylvania                   23-1906900
Renal Care Group Michigan, Inc.                       Delaware                       62-1738445
Michigan Home Dialysis Center, Inc.                   Michigan                       38-2903593
Renal Care Group of the Midwest, Inc.                 Kansas                         48-0828924
Four State Regional Dialysis Center, Inc.             Missouri                       43-1331335
Fort Scott Regional Dialysis Center, Inc.             Missouri                       43-1474377
Miami Regional Dialysis Center, Inc.                  Missouri                       43-1750093
RCG Mississippi, Inc.                                 Delaware                       62-1628022
Renal Care Group of the Southeast, Inc.               Florida                        59-2851389
Northeast Alabama Kidney Clinic, Inc.                 Alabama                        63-1181899
Renal Care Group Texas, Inc.                          Texas                          75-1739434
Dialysis Management Corporation                       Texas                          74-2596786
RCG PA Merger Corp.                                   Texas                          62-1710515
STAT Dialysis Corporation                             Delaware                       74-2775421
Angleton Dialysis, Inc.                               Texas                          76-0534299
Brazoria Kidney Center, Inc.                          Texas                          76-0499032
Fondren Dialysis Clinic, Inc.                         Texas                          76-0149309
Wharton Dialysis, Inc.                                Texas                          76-0534300
Jefferson County Dialysis, Inc.                       Arkansas                       71-0728066
KDCO, Inc.                                            Missouri                       43-1796126
Lawton Dialysis Inc.                                  Arkansas                       71-0719733
Little Rock Dialysis, Inc.                            Arkansas                       71-0672705
Northwest Dialysis, Inc.                              Arkansas                       72-1306514
RenaLab, Inc.                                         Delaware                       62-1694655
RCG Finance, Inc.                                     Delaware                       62-1710512
RenalPartners, Inc.                                   Delaware                       72-1365907
RenalNet, Inc.                                        Delaware                       72-1365902
Wound Care Group, Inc.                                Delaware                       74-2775420
Diabetes Care Group, Inc.                             Delaware                       62-1817411
Renal Care Group Arizona, Inc.                        Arizona                        86-0441493
Renal Care Group Northwest, Inc.                      Delaware                       93-1236337
RenalNet Arizona, Inc.                                Arizona                        62-1757004
RCG University Division, Inc.                         Tennessee                      62-1555316
R.C.G. Supply Company                                 Tennessee                      62-1564034
Renal Care Group Alaska, Inc.                         Alaska                         92-0166049
Renal Care Group Southwest Holdings, Inc.             Delaware                       62-1757004
Dialysis Centers of America -- Illinois, Inc.         Illinois                       37-1341578
SSKG, Inc.                                            Illinois                       36-4085833
Renal Care Group Ohio, Inc.                           Delaware                       25-1789562
Physicians Dialysis Company, Inc.                     Pennsylvania                   23-2858927
Dialysis Licensing Corp.                              Delaware                       62-1864410
RCGIH, Inc.                                           Delaware                       62-1864412
Renal Care Group Southwest, L.P.                      Delaware                       86-0960418
Arizona Renal Investments, LLC                        Delaware                       86-1017618
RCG Indiana, L.L.C.                                   Delaware                       62-1674489
Kidney Disease Center of the Ozarks, L.L.C.           Missouri                       43-1734859


Stuttgart Dialysis, LLC                               Arkansas                       71-0779483
RCG West Health Supply, L.C.                          Arizona                        86-0738042
Kentucky Renal Care Group, LLC                        Delaware                       36-4494425
Renal Care Group Texas, LP                            Delaware                       84-1620338
Renal Care Group Westlake, LLC                        Delaware                       65-1185177






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Item 1.  General Information.  Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           Federal Reserve Bank of San Francisco
                           San Francisco, California 94120

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.  Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.


         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3.        See Exhibit 2

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     **** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-3 dated August 24, 2004 of Digital River, Inc. file number 333-118519.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 10th day of September 2004.






                                 WELLS FARGO BANK, NATIONAL ASSOCIATION


                                 /s/ Timothy P. Mowdy
                                 ---------------------------
                                 Timothy P. Mowdy
                                 Assistant Vice President


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                                                                       EXHIBIT 6




September 10, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                      Very truly yours,

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                                      /s/ Timothy P. Mowdy
                                      ---------------------------
                                      Timothy P. Mowdy
                                      Assistant Vice President